Exhibit 10.28

Privileged and Confidential

*** Portions of this exhibit have been omitted in accordance with Item 601(b)(2) or 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 2 TO

ALLSPARK USAGE AGREEMENT

This Amendment No. 2 (“Amendment 2”) is made effective from April 1, 2021 (the “Amendment No.2 Effective Date”) to the Allspark Usage Agreement effective January 1, 2020 (“Allspark Agreement”) further amended by Amendment No. 1 effective 1 April 2020 (“Amendment No. 1”) by and between Near Pte. Ltd., located at 3 Temasek Avenue, Level 18-01, Centennial Tower, Singapore 039190 (“Company”) and MobileFuse, LLC, including itself and all its affiliates, having its office address at 25 East 21st Street, 10th Floor, New York, NY 10010 (“Customer”). Amendment No. 2, Amendment No. 1, and the Allspark Agreement are collectively referred to as the “Agreement”.

RECITALS

A.	WHEREAS, the Company and the Customer entered into the Allspark Agreement that was amended by Amendment No. 1, which sets forth the terms and conditions under which, Company is providing access to Allspark and Targeting Platform to the Customer.

B.	WHEREAS, the Company and the Customer desire to modify and amend the Allspark Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged by each party, the Company and the Customer hereby agree as follows:

AMENDMENT

1.	Definitions. Unless otherwise expressly defined in this Amendment 2, all capitalized terms herein shall have the meaning ascribed to them in the Allspark Agreement.

Privileged and Confidential

2.	Amendment to the Allspark Agreement. Parties hereby agree to amend the Allspark Agreement in the manner provided herein:

2.1	Exhibit A of the Allspark Agreement is deleted in its entirety and replaced with the following:

“The Customer shall pay the Company the following Fees for access to and use of the Allspark platform and running campaigns through ***. The Fees may only be changed or increased during the Term with the written consent of both Customer and Company. Customer’s obligation to pay Fee(s) will begin from the Go-Live Date.

Particulars	Standard Pricing	Preferred Rate for the Customer (USD)
Monthly Minimum Fees (giving access to *** and ***)	Amount of *** which the Customer will be running through Allspark, *** and ***

Customer shall pay *** per quarter (i.e., a three-month period) to be invoiced monthly i.e., *** per month.

However, for the quarter effective April 1, 2021 to June 30, 2021, Company shall provide an overall *** of ***, thereby *** the Minimum Fees payable for this quarter to ***, which will be invoiced on a monthly basis, i.e. *** per month.

After June 30, 2021, Customer must pay *** per quarter.

Running relevant campaigns on the *** platform	*** Rates	*** Rates mutually agreed from time to time

3.	Continued Effect; Conflicts. Except as expressly amended by this Amendment 2, all terms and conditions of the Allspark Agreement remain unchanged and will continue in full force and effect. In the event of any conflict between the terms set forth in this Amendment 2 and the terms set forth in the Allspark Agreement, the terms of this Amendment 2 will govern.

4.	Counterparts; Facsimiles. This Amendment 2 may be executed in multiple counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. To expedite the process of entering into this Amendment 2, the parties acknowledge that copies of Amendment 2 (including, without limitation, copies of any signatures) that are reproduced or transmitted via electronically receipted facsimile or electronic mail transmission will be equivalent to original documents until such time (if any) as original documents are completely executed and delivered. Notwithstanding the foregoing, at either party’s option, the parties will deliver to one another original executed copies of this Amendment 2 as promptly as possible after request by either party.

IN WITNESS WHEREOF, the parties have executed this Amendment 2 as of the Amendment 2 Effective Date.

Near Pte. Ltd.		MobileFuse, LLC

By:	/s/ Anil Mathews	By:	/s/ Kenneth Harlan
Name:	Anil Mathews
Title:	Founder & CEO	Title:	Founder & CEO